UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 13, 2009

River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Clifty Drive, P.O. Box 1590, Madison, Indiana		47250-0590
(Address of Principal Executive Offices)		(Zip Code)

(812) 273-4949
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

On March 13, 2009, River Valley Bancorp (the “Company”) filed Articles of Amendment to Articles of Incorporation with the Indiana Secretary of State which became effective upon filing (the “Amendment”).  The Board of Directors proposed the Amendment in December 2008, and the shareholders approved the Amendment at a Special Meeting of Shareholders held on March 10, 2009.

The Amendment amended and restated Section 11.01, Article 11, of the Articles to clarify and limit its application to the Company’s common stock.  Section 11.01 formerly provided for limitations on acquiring beneficial ownership of more than 10% of any class of equity security. The Company believed that application of this provision to classes of shares other than its common stock could eliminate the Company’s flexibility to issue future classes or series of its already-authorized preferred stock to a single shareholder or investor. As amended by the Amendment, Section 11.01 applies only to the direct or indirect acquisition of, or offer to acquire, beneficial ownership of more than 10% of any class of common stock of the Corporation.  Accordingly, the Company retains more flexibility for issuing shares of preferred stock in the future in the event it is in the Company’s best interests to do so.

This summary is qualified in its entirety by reference to the text of the amendment to the Articles of Incorporation of the Company attached hereto as Exhibit 4.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 3.03, the Company amended its Articles of Incorporation effective March 13, 2009.  The proposal for the amendment was described in a definitive proxy statement filed by the Company with the Securities and Exchange Commission on February 11, 2009.  A copy of the text of the amendment to the Articles of Incorporation of the Company is attached hereto as Exhibit 4.1.  A complete copy of the Articles of Incorporation, as amended and restated, is available as Exhibit 3(1) to the Company’s Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on March 18, 2009.

Item 8.01  Other Events.

On March 17, 2009, the Company issued a press release announcing that the Board of Directors had declared a cash dividend of $.021 per common share for the quarter ending March 31, 2009. The dividend is payable April 10, 2009, to shareholders of record on March 27, 2009.  The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

4.1	Text of Amendment to Articles of Incorporation which became effective on March 13, 2009
99.1	Press Release dated March 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 18, 2009	RIVER VALLEY BANCORP

	By:	/s/ Vickie L. Grimes
Vickie L. Grimes Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Location

4.1	Text of Amendment to Articles of Incorporation which became effective on March 13, 2009	Attached
99.1	Press Release dated March 17, 2009	Attached